Exhibit 10.19g

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

REQUIRED GROUP AGENT ACTION NO. 8

This REQUIRED GROUP AGENT ACTION NO. 8 (this “Action”), dated as of October 23, 2015 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (the “Borrower”), Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”) and KeyBank National Association (“KB Agent”, and collectively with BA Agent, CS Agent, DB Agent and ING Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, the Administrative Agent, the Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.  The Borrower delivered a Borrowing Base Certificate on October 22, 2015 (the “October Certificate”);

B.  The October Certificate indicated that a Subject Fund Sweep Event had occurred for the [***] Subject Fund as of the date of the October Certificate (the “Applicable Subject Fund Sweep Event”);

C.  The Borrower has requested that the Required Group Agents consent and agree that, notwithstanding anything in the Loan Agreement to the contrary, that the Applicable Subject Fund Sweep Event (and the events and circumstances giving rise to such Applicable Subject Fund Sweep Event) be deemed not to constitute a Subject Fund Sweep Event (the “Consent”);

D.  The Required Group Agents are willing to approve the Consent on the terms and subject to the conditions set forth in this Action; and

E.  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Consents to the Loan Agreement.  Subject to the satisfaction of the condition precedent described in Section 2 hereof, the Administrative Agent and the Required Group Agents hereby approve the Consent.

Section 2.  Condition Precedent.  This Action shall be effective upon the receipt by the Administrative Agent of counterparts of this Action, executed and delivered by each of the other parties hereto.

Section 3.  Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 4.  Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Required Group Agent Action No. 8

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 5.  Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 6.  Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

2

Required Group Agent Action No. 8

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC, as the Borrower

		By:	/s/ Brad Buss
		Name:	Brad Buss
		Title:	Chief Financial Officer
BANK OF AMERICA, N.A., as a Group Agent

By:	/s/ Bradley Liebmann
Name:	Bradley Liebmann
Title:	Managing Director

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Vanessa Lamort de Gail
Name:	Vanessa Lamort de Gail
Title:	Director

By:	/s/ Bhaswar Chatterjee
Name:	Bhaswar Chatterjee
Title:	Managing Director

ING CAPITAL, LLC, as a Group Agent

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

[Signature Page to Required Group Agent Action No. 8]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

KEYBANK NATIONAL ASSOCIATION, as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President

BANK OF AMERICA, N.A. as the Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

[Signature Page to Required Group Agent Action No. 8]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.